UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2007

Emisphere Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10615	13-3306985
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

765 Old Saw Mill River Road, Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-347-2220

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2007, Shepard Goldberg, former Sr. Vice President of Operations and the Company entered into and Agreement and Release related to the June 8, 2007 separation between the Company and Shepard Goldberg. The Agreement and Release provides for the following:

•Continued bi-weekly pay of $10,496.08 from June 11, 2007 through December 31, 2007 (the "Severance Period").

•Medical insurance premiums, paid partially by the Company through length of the Severance Period.

•Vesting of a portion of outstanding options granted under the Emisphere Technologies, Inc. 1995 Non-Qualified Stock Option Plan, as amended and the Emisphere Technologies, Inc. 2000 Stock Option Plan (together the "Option Plans". Such options shall remain exercisable in accordance with the terms and conditions of the Option Plans and applicable option agreements until the earlier of a) 90 calendar days following the last day of the Severance Period or b) expiration of the option in accordance with the terms and conditions of the applicable Option Plan and option agreement.

•Outplacement services to be provided to Shepard Goldberg through the length of the Severance Period.

In exchange for the above, Shepard Goldberg has released and forever discharged the Company from any and all actions, causes of action and claims whatsoever, known or unknown, suspected or unsuspected, that Shepard Goldberg ever had, now has, or shall have against the Company to the date of the execution of the Agreement and Release.

A copy of the executed Agreement and Release is attached hereto as exhibit 10.1 to this Form 8-K and is incorporated by reference. The description of the Agreement and Release is qualified in its entirety by the terms of the executed Agreement and Release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 - Agreement and Release by and between Shepard Goldberg and Emisphere Technologies, Inc. dated June 25, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

June 29, 2007	By:	Michael V. Novinski

Name: Michael V. Novinski
Title: President and Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Agreement and Release by and between Shepard Goldberg and Emisphere Technologies, Inc., dated June 25, 2007